Quarterly Report
November 30, 2019
MFS®  Technology Fund

Portfolio of Investments
11/30/19 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.8%
Aerospace – 1.8%
FLIR Systems, Inc.	102,266	$5,477,367
L3Harris Technologies, Inc.	56,492	11,359,976
Northrop Grumman Corp.	19,782	6,958,714
		$23,796,057
Biotechnology – 1.2%
Bio-Techne Corp.	39,715	$8,667,799
Illumina, Inc. (a)	22,723	7,288,629
		$15,956,428
Broadcasting – 0.2%
Netflix, Inc. (a)	9,082	$2,857,742
Brokerage & Asset Managers – 1.2%
NASDAQ, Inc.	90,113	$9,443,843
Tradeweb Markets, Inc.	134,866	6,032,556
		$15,476,399
Business Services – 15.3%
DXC Technology Co.	22,664	$846,047
Endava PLC, ADR (a)	386,666	18,413,035
Fidelity National Information Services, Inc.	232,742	32,153,307
Fiserv, Inc. (a)	386,237	44,896,189
FleetCor Technologies, Inc. (a)	45,266	13,893,041
Global Payments, Inc.	266,363	48,238,345
PayPal Holdings, Inc. (a)	257,496	27,812,143
TransUnion	113,402	9,787,727
Verisk Analytics, Inc., “A”	54,703	8,067,598
		$204,107,432
Cable TV – 1.5%
Altice USA, Inc., “A” (a)	265,447	$6,790,134
Charter Communications, Inc., “A” (a)	27,774	13,054,058
		$19,844,192
Computer Software – 22.3%
Adobe Systems, Inc. (a)	168,808	$52,251,140
Autodesk, Inc. (a)	89,330	16,159,797
Black Knight, Inc. (a)	93,762	5,907,944
Blue Prism Group PLC (a)(l)	275,745	4,029,973
DocuSign, Inc. (a)	96,119	6,844,634
Microsoft Corp.	793,666	120,145,159
Rakus Co. Ltd.	288,400	5,369,871
RingCentral, Inc. (a)	70,673	12,188,972
Salesforce.com, Inc. (a)	335,436	54,639,170
Uber Technologies, Inc. (a)	410,521	12,151,421
Zendesk, Inc. (a)	97,088	7,669,952
		$297,358,033
Computer Software - Systems – 9.3%
Apple, Inc.	143,756	$38,418,791
Constellation Software, Inc.	12,856	13,743,619
Descartes Systems Group, Inc. (a)	189,269	8,126,185
EPAM Systems, Inc. (a)	29,857	6,325,205
HubSpot, Inc. (a)	77,448	11,694,648
Linx S.A.	452,400	3,392,066

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – continued
Pluralsight, Inc., “A” (a)(l)	373,976	$6,353,852
Q2 Holdings, Inc. (a)	53,484	4,515,654
ServiceNow, Inc. (a)	55,030	15,575,691
Square, Inc., “A” (a)	169,350	11,705,472
Workday, Inc. (a)	27,639	4,950,698
		$124,801,881
Consumer Services – 0.9%
Grand Canyon Education, Inc. (a)	103,586	$8,824,491
Peloton Interactive, Inc., “A” (a)	89,407	3,149,809
		$11,974,300
Electrical Equipment – 1.0%
Amphenol Corp., “A”	124,044	$12,900,576
Electronics – 4.5%
Applied Materials, Inc.	378,882	$21,937,268
Marvell Technology Group Ltd.	356,872	9,410,714
Microchip Technology, Inc.	262,407	24,807,958
NXP Semiconductors N.V.	33,593	3,882,679
Silicon Laboratories, Inc. (a)	6,803	720,642
		$60,759,261
Internet – 17.9%
Alibaba Group Holding Ltd., ADR (a)	64,463	$12,892,600
Alphabet, Inc., “A” (a)(s)	90,303	117,763,239
Facebook, Inc., “A” (a)(s)	444,171	89,562,640
GoDaddy, Inc. (a)	177,673	11,793,934
Wix.com Ltd. (a)	64,886	7,844,069
		$239,856,482
Leisure & Toys – 1.8%
Electronic Arts, Inc. (a)	240,048	$24,247,249
Medical & Health Technology & Services – 0.7%
Guardant Health, Inc. (a)	123,648	$9,603,740
Other Banks & Diversified Financials – 9.5%
Mastercard, Inc., “A”	206,338	$60,298,154
Visa, Inc., “A”	359,896	66,404,411
		$126,702,565
Printing & Publishing – 1.1%
IHS Markit Ltd. (a)	166,589	$12,102,691
Wolters Kluwer N.V.	43,807	3,144,763
		$15,247,454
Specialty Stores – 9.6%
Amazon.com, Inc. (a)(s)	68,144	$122,713,715
Chewy, Inc., “A” (a)(l)	219,702	5,439,822
		$128,153,537
Total Common Stocks		$1,333,643,328
Investment Companies (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 1.73% (v)	8,226,387	$8,227,210

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Collateral for Securities Loaned – 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.62% (j)	3,669,191	$3,669,191
Securities Sold Short – (1.7)%
Automotive – (0.8)%
Tesla, Inc.	(30,251)	$(9,981,015)
Computer Software – (0.1)%
VMware, Inc., “A”	(12,116)	$(1,885,492)
Computer Software - Systems – (0.3)%
NetApp, Inc.	(62,192)	$(3,768,213)
Network & Telecom – (0.5)%
Cisco Systems, Inc.	(159,398)	$(7,222,323)
Total Securities Sold Short		$(22,857,043)

Other Assets, Less Liabilities – 1.0%		13,622,217
Net Assets – 100.0%		$1,336,304,903
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $8,227,210 and $1,337,312,519, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
At November 30, 2019, the fund had cash collateral of $12,950,991 and other liquid securities with an aggregate value of $29,520,701 to cover any collateral or margin obligations for securities sold short and certain derivative contracts.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
11/30/19 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of November 30, 2019 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,333,643,328	$—	$—	$1,333,643,328
Mutual Funds	11,896,401	—	—	11,896,401
Total	$1,345,539,729	$—	$—	$1,345,539,729
Securities Sold Short	$(22,857,043)	$—	$—	$(22,857,043)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Securities Lending Collateral
At November 30, 2019, the value of securities loaned was $6,391,090. These loans were collateralized by cash of $3,669,191 and U.S. Treasury Obligations (held by the lending agent) of $2,865,115.

Supplemental Information (unaudited) – continued
(3) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$34,879,336	$55,918,033	$82,569,996	$4,802	$(4,965)	$8,227,210
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$135,394	$—